Exhibit 99.1

1 INVESTOR PRESENTATION NOVEMBER 2016

2 Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

INTRODUCTION TO CUBESMART 3 Self-Storage REIT with Expansive National Platform Owned Portfolio by Market New England 15 NYC, No. NJ 58 CT 22 Chicago 40 No. CA 12 Ohio 20 Phila., So. NJ 19 CO, UT 15 Inland Empire 16 Balt., DC 28 Tenn 7 AZ, NV, NM 40 NC 8 So. CA 12 Atlanta 18 Major TX 63 Other FL 58 Miami 19 Total Market Cap2 $6.6 billion Headquarters Malvern, PA 762 471 291 Facilities1 Owned Managed 1) Property count as of September 30, 2016. 2) Market value of common and book value of preferred equity and debt as of September 30, 2016.

HIGH-QUALITY PORTFOLIO 4 A Disciplined Investment Leading Demographics Strategy has Built an Industry-Leading Portfolio A Focus on Supply Constrained Markets (in ‘000) 1 ($ in ‘000) 1) Determined by ranking top 100 markets by net rentable square feet per person with “1” being the market with the lowest supply and “100” being the market with the highest supply compared to the National Average. Evercore ISI Market “Score” reflects each REIT’s property portfolio as measured by existing supply in its markets. Source: Evercore ISI Research Reports dated February 28, 2016 and March 8, 2016. © Copyright 2016. Evercore Group L.L.C. All rights reserved.

LONG-TERM VISION FOR VALUE CREATION 5 INTERNAL GROWTH Maximize portfolio value through continued focus on customer service and operational enhancements. EXTERNAL GROWTH Continue to prudently build a portfolio of high-quality assets, with a focus on targeted markets. FINANCIAL STRENGTH Finance growth by strategically accessing the full array of capital sources available through a BBB/Baa2 investment grade balance sheet.

6

INTERNAL GROWTH

Year-to-Date 2016 Same-Store Results[1]

Revenue	Expenses	NOI[2]
+7.4%	(0.5%)	+11.0%

Average Occupancy

+93.1% (+90 bps YOY)

2016 Same-Store Guidance[3]

Revenue	Expenses	NOI[2]
+6.75% to +7.25%	0.0% to +0.75%	+9.75% to +10.25%

Revenue Growth driven increasingly by effective rent growth

Expense Growth is expected to remain inflationary, except for continued pressure on real estate taxes

1) Financial data from January 1, 2016 through September 30, 2016.
2) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart's public filings for a detailed explanation of NOI and how it reconciles to a GAAP measure.
3) As provided in the Company's Earnings Release dated October 27, 2016.

CubeSmart

INTERNAL GROWTH: PERFORMANCE FUELED BY INNOVATION 7 Enhancing the customer experience at all points of engagement through proprietary systems and processes. Constantly testing digital platforms, utilizing marketing advancements, sophisticated systems, and new programs that strengthen customer relationships before, during and after the storage rental process. Developing and implementing sophisticated processes and systems to inform pricing decisions related to attracting and retaining customers, with the ultimate objective of maximizing value from each rental. Raising the bar for customer expectations by making strategic investments in people, training, and technology to better meet customer needs and improve our customer’s storage experience. DIGITAL MARKETING REVENUE MANAGEMENT CUSTOMER SERVICE

INTERNAL GROWTH: INTERNET MARKETING 8 Optimizing marketing efforts and efficiently attracting customers through use of industry leading analytics.

INTERNAL GROWTH: INTERNET MARKETING 9 CUSTOM EXPERIENCE 1 PERSONA 1 CUSTOM EXPERIENCE 2 PERSONA 2 VISITOR DATA AND BEHAVIOR CUSTOM EXPERIENCE 3 PERSONA 3 VISITORS Adjusting to evolving marketing ecosystems and engagement mediums Continued focus on capturing and leveraging insights about customers to create customized experiences that increase engagement and conversion Understanding the motivations of different customers and engaging with them through methods they trust

INTERNAL GROWTH: TRADITIONAL MARKETING 10 Out-of-home placements in markets with high store concentration Hyper-targeted direct mail campaigns in select markets Customized local marketing efforts to target residential and commercial customers Supplementing internet marketing initiatives with a traditional platform to take advantage of market depth and to reach customers offline

INTERNAL GROWTH: REVENUE MANAGEMENT 11 Revenue Management Landscape Multi-Family Residential Self Storage Airlines Hotels Supply Constraints Competition Seasonality Low Transaction Volume Unpredictable Length of Stay Historically, advanced revenue management techniques have boosted revenue in a number of supply-constrained industries, beginning with airlines and then moving on to hotels Multi-family represents the closest analogy, but the unpredictable lengths of stay for self-storage customers adds additional complexity

INTERNAL GROWTH: REVENUE MANAGEMENT 12 Fundamental Pricing Issues Pricing optimization requires consideration of a multi-dimensional demand landscape and dynamic capacity constraints Substitutability CSoumbspteittuittiaobnility TCimominpgetition CTaimpaincgity / Economic Outcomes Capacity / Economic Outcomes Pricing Decisions Optimal Pricing

INTERNAL GROWTH: REVENUE MANAGEMENT 13 Long-Term Revenue Maximization Strategy Demand Forecast/ Revenue Optimization Price optimization requires consideration of a multi-dimensional demand landscape & dynamic capacity constraints Balance between Street Rates, Discounts, and Concessions Goal of providing the most compelling offer to the customer that maximizes long-term revenue Unit Mix Decisions and Inventory Management Maximizing revenue through dynamic inventory management, prioritization, & unit conversions to create optimal unit availability In-Place Rate Increases Dynamic in-place rate increase strategies take advantage of customer stickiness to maximize long-term revenue

INTERNAL GROWTH: CUSTOMER SERVICE 14 Striving to fulfill our mission of simplifying organizational challenges through unparalleled customer service. Focus on customer service throughout all touch points (store, sales center, and website) to create a fully-integrated interaction with each customer Modern offices and operational training focused on service-oriented values facilitate an efficient rental process

INTERNAL GROWTH: CUSTOMER SERVICE 15 An Award-Winning Service Culture

16 EXTERNAL GROWTH Investment Strategy $294.7 million in year-to-date acquisitions1 Focus on high-quality properties in high-barrier-to-entry markets $133.4 million openings in year-to-date new development Leverage relationships with development partners to invest selectively in accretive development and built-to-suit opportunities 82 new properties added year-to-date to the third-party platform $386.0 million of investments under contract2 - $39.5 million of acquisitions, $43.3 million of acquisitions at c/o, $303.2 million of JV development Utilize third-party management program to gain additional scale and efficiencies and create potential acquisition opportunities with private owners 1)Includes acquisitions closed subsequent to September 30, 2016. 2) Includes acquisitions under contract as of October 27, 2016.

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 17 Focus on Adding Scale in Attractive, High-Barrier-to-Entry Markets 16 Acquisitions1,2 $2.6 billion Dispositions1 $460 million 147 Stores 238 Stores 1) Transactions closed from 2008 through September 30, 2016. 2) Includes investment in 35 properties through HHF Joint Venture. Acquisitions, 2008 – September 30, 2016 Dispositions, 2008 – September 30, 2016 Development Properties, 2014 – September 30, 20

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 18 Acquisitions 2008 – September 20162 Total Portfolio September 20162 Total Portfolio January 2008 Dispositions, 2008 – September 20162 Note: Bubbles sized by revenue. 1) Realized annual rent per occupied sq ft is computed by dividing rental income by the weighted occupied sq ft for the period. 2) Includes transactions closed or announced and under contract as of September 30, 2016. 1

EXTERNAL GROWTH: HIGH-QUALITY ASSETS 19 Enhancing Our Portfolio by Adding Purpose-Built Class A Facilities

EXTERNAL GROWTH: DEVELOPMENT 20 Leverage Local Market Expertise of Partners to Generate Highest Returns 2015 2016 2017 2018 $49.3M Total $98.8M Total $49.8M Total $218.6M Total 2Q15 Arlington, VA - $17.1M 1Q16 Queens, NY - $31.8M 4Q17 Brooklyn, NY - $49.8M 1Q18 New York, NY - $72.9M 4Q15 Queens, NY - $17.4M 2Q16 Bronx, NY - $32.2M 2Q18 Bronx, NY - $90.0M 4Q15 Brooklyn, NY - $14.8M 4Q16 Washington, DC - $25.4M 2Q18 New York, NY - $10.0M 4Q16 N. Palm Beach, FL - $9.4M 4Q18 Queens, NY - $45.7M

EXTERNAL GROWTH: PURCHASE AT COMPLETION 21 Acquire High-Quality, Purpose-Built Assets and Add to CubeSmart Platform Sophisticated Marketing and Revenue Management Systems with 2016 2017 2015 $69.4M Total $43.3M Total 2Q17 Chicago, IL - $11.2M $15.8M Total 1Q16 Brooklyn, NY - $48.5M 2Q15 Dallas, TX - $15.8M 2Q17 Chicago. IL - $11.3M 2Q16 Fort Worth, TX - $10.1M 4Q17 Miami, FL - $20.8M 2Q16 Grapevine, TX - $10.8M

EXTERNAL GROWTH: IMPACTFUL THIRD-PARTY MANAGEMENT PLATFORM 22 Third-party management allows us to leverage our operating platform and generate additional economies of scale Platform has grown to 291 properties since its inception in 2009 Purchased 63 properties from our managed million1 since 2010 portfolio for $577 1) Includes acquisitions closed or under contract as of September 30, 2016.

23 FINANCIAL STRENGTH Recent Activity Approach Raised $137.7 million year-to-date in net offering proceeds through at-the-market equity program Fund external growth in a manner consistent with our objective of maintaining our investment grade credit ratings Issued $300.0 million of 3.125% unsecured senior notes due September 2026 Conservative balance sheet strategy provides capacity and flexibility to close transactions and the ability to access multiple sources of capital Amended credit agreement to increase revolving line of credit to $500 million from $300 million - Extended maturity to April 2020 from June 2017

FINANCIAL STRENGTH: INVESTMENT GRADE BALANCE SHEET 24 Investment Grade Ratings Conservative Metrics (As of September 30, 2016) Debt / Gross Assets Debt + Preferred / Gross Assets Debt / EBITDA1 Debt + Preferred / EBITDA1 Secured Debt / Gross Assets 37% 39% 4.6x 4.9x 2.8% Baa2 (Stable) BBB (Stable) 1) Based on annualized 3Q16 EBITDA and average debt outstanding during 3Q16. Well-Staggered Debt Maturity Schedule (As of September 30, 2016) Weighted Maturity 6.4 Years Average (in thousands)

EXTERNAL GROWTH: KEY CREDIT METRICS 25 Strong Operating Performance Coupled with Conservative Balance Sheet Management Continues to Improve Credit Metrics 2010 2011 2012 2013 2014 2015 $0.70 $0.40 $0.20 Dividend per Share Dividend Payout Ratio REIT Avg. Payout Ratio 1) Source: Company Filings. 2) Source: SNL, Company Filings. 3) Dividend payout ratio calculated as annual common distributions declared per share/funds from operations per share, as adjusted. % of Gross Assets Dividend per Share EBITDA / Interest Expense Dividend Payout Ratio Historical Leverage Levels1 60% 50% 40% 30% 20% 10% 0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Secured Debt Unsecured Debt EBITDA Coverage Ratio1 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 Gross Assets1 3,500 3,000 2,500 2,000 1,500 1,000 500 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Dividends2 $0.80100.0% $0.6080.0% $0.5060.0% $0.3040.0% $0.1020.0% $-0.0% 201020112012201320142015 3 3

26 Summary Robust organic growth fueled by a focus on customer service, continued enhancement of our operational infrastructure, and a widening divide between large and small operators Meaningful external growth through a disciplined investment process supplemented by a competitive and expanding third-party management platform Strategic growth objectives are supported by a healthy, investment grade balance sheet and access to a broad array of capital sources

HISTORICAL COMPANY DATA

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Same-Store Performance[1]	2010	2011	2012	2013	2014	2015
Revenue Growth	0.3%	3.6%	3.8%	7.4%	7.2%	7.3%
NOI Growth	1.0%	5.7%	6.0%	9.3%	9.6%	9.6%
YOY Occupancy Growth (BPS)	0.6%	2.0%	3.4%	5.3%	2.6%	1.5%
Annual Avg. Occupancy	76.8%	78.8%	82.6%	88.4%	90.8%	92.3%
External Growth						
# Acquired Properties	12	27	37	20	53	29
Acquisition Value ($MM)	$85.1	$467.1	$432.3	$189.8	$568.2	$292.4
# of Disposed Properties	16	19	26	35	0	8
Disposition Value ($MM)	$38.1	$45.2	$60.0	$126.4	$0.0	$37.8
Trading & Valuation Metrics						
Market Equity Value[2]	$965	$1,277	$2,049	$2,335	$3,752	$5,496
Total Market Capitalization[2]	$1,580	$2,035	$3,073	$3,474	$4,926	$6,758
Total Gross Assets[2]	$1,793	$2,195	$2,504	$2,757	$3,278	$3,709
P / FFO (Trailing)[3]	18.7x	16.4x	19.7x	17.5x	20.4x	24.5x
FFO Payout Ratio[4]	28.4%	44.6%	47.3%	50.5%	50.9%	55.2%
Dividend Yield[5]	1.5%	2.7%	2.4%	2.9%	2.5%	2.7%

1) Performance as reported for the same-store pool as it was constituted at the end of the respective year.
2) Year-ending values as detailed in Company's supplemental packages.
3) Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart's public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure.
4) Calculated as annual common distributions declared per share / funds from operations per share, as adjusted.
5) Calculated as annual dividend per share / ending common share price.

CUBESMART

28 Contact Us Contact Info Charles Place Director, Investor Relations Email: cplace@cubesmart.com Telephone Office Phone: 610.535.5700